                                        OPPENHEIMER CASH RESERVES
                                   Supplement dated July 30, 2002 to the
                                    Prospectus dated November 28, 2001

The Prospectus is changed as follows:

1.       The Prospectus supplement dated July 1, 2002 is deleted and replaced by this supplement.

2.       The  commission  payments to  broker-dealers  on  purchases  of Class A shares  subject to a contingent deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore, the fourth  sentence of the first  paragraph  under "How Can You Buy Class A Shares?  - Will You
     Pay a Sales  Charge  When You Sell Class A Shares" on page 15 is deleted and  replaced  with the following  sentence:  "For  grandfathered  retirement  accounts,  the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

3.       The section  captioned  "Distribution  and Service  (12b-1) Plans - Service Plan for Class A
     Shares" is revised by adding the following  after the third  sentence in that  paragraph:  "With respect to Class A shares  subject to a Class A contingent  deferred  sales charge  purchased by grandfathered  retirement  accounts,  the  Distributor  pays the 0.20% service fee to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis."

4.       The following  sentence  replaces the last sentence in the first paragraph under the caption
     "Distribution and Service Plans for Class B, Class C and Class N Shares":

         The  Distributor is entitled to receive a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees at this time.

July 30, 2002                                                                           PS0760.018